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                                                                      EXHIBIT 21


                      Subsidiaries of The FINOVA Group Inc.
                              (February 12, 2002)

FINOVA Capital Corporation (Delaware)
     Cactus Resort Properties, Inc. (Delaware)
     Cactus Resort Properties II, Inc. (Delaware)
     Cactus Resort Properties III, LLC (Delaware)
          Desert Auto Finance, LLC (Delaware)
          FINOVA Mayo Holdings, LLC (Delaware)
          FINOVA PB Holdings, LLC (Delaware)
     Commonwealth Avenue Warehouse, Inc. (Florida)
     Desert Communications VII, Inc. (Delaware)
     Desert Healthcare, LLC (Delaware)
         Desert Healthcare Colorado, LLC (Delaware)
             Desert-Cherry Creek, LLC (Delaware)
         Desert Healthcare Connecticut, LLC (Delaware)
             Desert-Newton, LLC (Delaware)
         Desert Healthcare New York, LLC (Delaware)
         Desert Healthcare Utah, LLC (Delaware)
     Desert Island Capital Corporation (Delaware)
     FCS 525, Inc. (Delaware)
     FCS 517, Inc. (Delaware)
     FFC Distribution Corporation (California)*#
     FINOVA Acquisition Corporation (Delaware)**
     The FINOVA (Canada) Group Inc. (Canada)
          FINOVA (Canada) Capital Corporation (Canada)
     FINOVA Capital Funding (II) Corporation (Delaware)
     FINOVA Capital plc (United Kingdom)
          FINOVA Finance Limited (United Kingdom)*
          FINOVA Capital Corporation Limited (United Kingdom)*
          Greyfin Services (1981) Limited (United Kingdom)*
               The FINOVA Group Limited (United Kingdom)*
               Greyfin Services (1970) Limited (United Kingdom)*
               Greyfin Services (1986) Limited (United Kingdom)*
               Greyhound Financial Services Limited (United Kingdom)* Hunt Bros (Oldbury) Limited (United Kingdom)
          Townmead Garages Limited (United Kingdom)*
     FINOVA (Cayman) Capital Ltd. (Cayman Islands)
     FINOVA Connecticut Limited Partnership (Delaware)
     FINOVA Franchise Receivables LLC (Delaware)
     FINOVA Fund Investments, Inc. (Delaware)
     FINOVA Fund Investments II, Inc. (Delaware)
     FINOVA Fund Investments III, Inc. (Delaware)
     FINOVA Fund Investments IV, Inc. (Delaware)
     FINOVA International Finance LLC (Delaware)
          Pacific AirCorp 307, Inc. (California)
          Pacific AirCorp 20009, Inc. (Delaware)
          Pacific AirCorp 23168, Inc. (Delaware)
          Pacific AirCorp 23169, Inc. (Delaware)
          Pacific AirCorp 23171, Inc. (Delaware)
          Pacific AirCorp 23172, Inc. (Delaware)
          Pacific AirCorp 23225, Inc. (Delaware)
          Pacific AirCorp 23226, Inc. (Delaware)
     FINOVA Lease Receivables LLC (Delaware)
     FINOVA Loan Administration Inc. (Utah)#
     FINOVA Mezzanine Capital Inc. (Tennessee)
          IOL 2000, Inc. (Tennessee)
          Recycling Technologies, Inc. (Tennessee)
          Sherwood, Inc. (Tennessee)*
          SWS 5, Inc. (Tennessee)

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          SWS 6, Inc. (Tennessee)
          Vision 2000, Inc. (Tennessee)
               Vision 2000 Technologies, Inc. (Tennessee)
     FINOVA Portfolio Services, Inc. (Arizona)
     FINOVA Public Finance, Inc. (Delaware)
     FINOVA Realty Mezzanine Inc. (Delaware)
     FINOVA Resort Assets Company, L.L.C. (Delaware)
     FINOVA Resort Investments Company (Delaware)
     FINOVA Resort Receivables I Inc. (Delaware)
     FINOVA Shelf Corporation (Delaware)**
     FINOVA Stamford LLC (Delaware)
     FINOVA Technology Finance, Inc. (Delaware)*#
          FINOVA Health Care Finance Limited (United Kingdom) FINOVA/Westbrook Mezzanine Fund, L.L.C. (Delaware) Greyhound Real Estate Investment BRB Inc. (Arizona)*# Greyhound Real Estate Investment Eight Inc. (Delaware) Greyhound Real Estate Investment Eleven Inc. (Delaware) Greyhound Real Estate Investment Nine Inc. (Delaware) Greyhound Real Estate Investment One Inc. (Arizona) Greyhound Real Estate Investment Seven Inc. (Delaware) Greyhound Real Estate Investment Two Inc. (Arizona) Hotel GP LLC (Delaware)
     New Jersey Realty Corporation II (California)
     New York Realty Corporation II (California)
     NY Hotel Capital LLC (Delaware)
          Hotel Leasing (NY) LLC (Delaware)
               The Hotel Leasing (NY) Trust (Delaware)
     Penn GP LLC (Delaware)
     Penn Hotel Investors LP (Delaware)
          Hotel Leasing (PA) LP (Delaware)
     Pine Top Insurance Company Limited (United Kingdom)#
     RJ Capital, LLC (California)*#
     Wisconsin Hotel Operating Corporation (Wisconsin)

                                                       *      INACTIVE
                                                       **     SHELL CORPORATION
                                                       #      IN LIQUIDATION

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